USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
DEAR STOCKHOLDERS:

  The USF&G Pacholder Fund, Inc. (the "Fund") recorded a total return of 4.83% through June 30, 1998, compared to the CS First Boston High Yield Index(TM) (the "Index") return of 4.31%, exceeding our benchmark by 52 basis points (0.52%). The Fund recorded a 0.47% return for the second quarter of 1998, com-pared to 1.26% for the Index, a difference of -79 basis points (-0.79%). The Fund's weighting in B-rated credits helped performance in the first quarter, but hampered it in the second quarter, because in periods of rapidly changing interest rates, such as in May and June, BB-rated credits tend to outperform B-rated credits. The 10-year Treasury Note rallied from a 5.81% yield at the end of April and closed the quarter at 5.45%.

OVERVIEW OF SECOND QUARTER 1998

  The $51 billion of high yield debt issued in the second quarter of 1998 was another quarterly record, bringing the year-to-date total issuance (through June 30, 1998) to approximately $99 billion. The high yield market now stands at $571 billion, nearly doubling in size since 1994. The volume of new issue supply has put pressure on the secondary market, resulting in spreads widening throughout the quarter. The spread of the Index over the applicable Treasury yield increased to 417 basis points (4.17%) from 378 basis points (3.78%) dur-ing the quarter, and has continued to widen early in the third quarter. In ad-dition, the volatility in the equity markets, particularly in Asia and the small-cap/micro-cap segments of the U.S. market, has put pressure on high yield bond spreads. In general, companies with high yield debt outstanding are very similar to those in the small-cap/micro-cap equity market and tend to trade in similar patterns.

  Given these recent short-term trends in the market, we have taken a more de-fensive approach with the portfolio. We have selectively sold some of our risk-ier investments and built up a cash position in order to take advantage of buy-ing opportunities at discounted prices. We also have been reducing our exposure to cyclical industries throughout the year, i.e. forest products, metals, and energy, in the anticipation of weakness from lower economic growth rates and pricing pressure from foreign competition. We have been adding to our positions in certain media and telecommunications industries that we believe are less sensitive to general economic trends.

OUTLOOK

  As we move into the second half of the year, we are taking a more defensive approach to the market. We have reduced our involvement in new issues as better investment opportunities have become available in the secondary market. Consis-tent with our historic approach, we remain focused on finding value-oriented investments to supplement our core portfolio.

PERFORMANCE SUMMARY

  The performance of the Fund as compared to the Index is illustrated in the following table.

--------------------------------------------------------------------------------
                            PERFORMANCE COMPARISON*
                   (FOR THE SIX MONTHS ENDED JUNE 30, 1998)

                                                                 SINCE
                                                SIX            INCEPTION
                                               MONTHS         (ANNUALIZED)**
                                            --------------    --------------
USF&G Pacholder Fund, Inc.***                   4.83%           12.76%
CS First Boston High Yield Index(TM)            4.31%           11.65%

--------------------------------------------------------------------------------
* The CS First Boston High Yield Index(TM) is an unmanaged index that is widely used as a measurement of high yield market performance. These figures assume reinvestment of interest, dividends and capital gains distributions and participation in rights offerings as applicable.

**   Inception date-November 11, 1988.

***  Return based on Net Asset Value.

  We thank you for your continued support of the Fund and look forward to serv-ing your investment needs in the future.

Sincerely,

/s/ Anthony L. Longi, Jr.

Anthony L. Longi, Jr.
President

August 7, 1998

--------------------------------------------------------------------------------

                    NEW ADVISORY AGREEMENT AND NAME CHANGE

   On August 20, 1998 the Fund announced that the new investment advisory agreement with Pacholder & Company, LLC became effective. The new agreement was approved by the Fund's Board of Directors in May and by its shareholders at the annual meeting held on June 30, 1998. The fee schedule under the new agreement is the same as under the Fund's previous advisory agreement.

   Effective August 24, 1998, the Fund will be known as Pacholder Fund, Inc. and will cease using the trademark "USF&G" in its name. The Fund's common stock will continue to be traded in the American Stock Exchange under the symbol "PHF."

USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                       PERCENT
                                                    PAR                OF NET
DESCRIPTION                                        (000)     VALUE     ASSETS
------------------------------------------------------------------------------

CORPORATE DEBT SECURITIES -- 96.5%
AUTO PARTS & EQUIPMENT -- 4.8%
Cambridge Industries, Inc.,
 Sr Sub Nt, 10.25%, 7/15/07                        $1,000 $  1,010,000  0.6 %
Glasstech Inc., Co Gtd,
 12.75%, 7/1/04                                     1,000      990,000   0.6
Harvard Industries, Inc., Bank Loan,
 13%, 5/8/99/3/                                     2,000    2,000,000   1.2
Harvard Industries, Inc., Sr Nt,
 11.125%, 8/1/05/4/                                 1,500      660,000   0.3
JPS Automotive Products Corp., Sr Nt,
 11.125%, 6/15/01/1/                                1,350    1,485,000   0.9
Newcor, Inc., Sr Sub Nt,
 9.875%, 3/1/08/2/                                  1,000    1,007,500   0.6
Safety Components International, Inc., Sr Sub Nt,
 10.125%, 7/15/07                                   1,000    1,050,000   0.6
                                                          ------------  ----
                                                             8,202,500   4.8
BROADCAST RADIO & TV -- 7.4%
Big City Radio, Inc., Sr Disc Nt,
 0/11.25%, 3/15/05/2/                               1,500    1,140,000   0.7
Citadel Broadcasting Company,
 Sr Sub Nt, 10.25%, 7/1/07                          1,500    1,646,250   1.0
Cumulus Media, Inc., Sr Sub Nt,
 10.375%, 7/1/08                                    1,000    1,015,000   0.6
Heritage Media Services, Sr Sub Nt,
 11%, 10/1/02                                       1,000    1,040,000   0.6
LIN Holdings Corp., Sr Disc Nt,
 0/10%, 3/1/08/2/                                   1,750    1,181,250   0.7
Radio One, Inc., Sr Sub Nt,
 7/12%, 5/15/04                                     2,220    2,264,400   1.3
Salem Communications, Co Gtd,
 9.5%, 10/1/07                                      1,000    1,045,000   0.6
Spanish Broadcasting System, Sr Nt,
 7.5/12.5%, 6/15/02                                   500      565,000   0.3
Spanish Broadcasting System, Sr Nt,
 11%, 3/15/04                                       1,500    1,620,000   0.9
Tri-State Outdoor Media, Sr Nt,
 11%, 5/15/08/2/                                    1,250    1,265,625   0.7
                                                          ------------  ----
                                                            12,782,525   7.4

                                                              PERCENT
                                           PAR                OF NET
DESCRIPTION                               (000)     VALUE     ASSETS
---------------------------------------------------------------------

BUILDING -- 2.1%
Associated Materials, Inc., Sr Sub Nt,
 9.25%, 3/1/08                            $1,000 $  1,025,000   0.6%
Desa International, Inc., Sr Sub Nt,
 9.875%, 12/15/07/2/                       1,250    1,250,000   0.7
MMI Products, Inc., Sr Sub Nt,
 11.25%, 4/15/07                           1,250    1,368,750   0.8
                                                 ------------   ---
                                                    3,643,750   2.1
BUSINESS SERVICES & EQUIPMENT -- 3.8%
American Business Information, Inc.,
 Sr Sub Nt, 9.5%, 6/15/08/2/               1,000    1,005,000   0.6
Autotote Corp., Sr Nt,
 10.875%, 8/1/04                           1,000    1,072,500   0.6
CEX Holdings, Inc., Sr Sub Nt,
 9.625%, 6/1/08/2/                         1,750    1,789,375   1.0
Day International Group Inc., Sr Sub Nt,
 11.125%, 6/1/05                           1,000    1,086,250   0.6
Knoll Inc., Sr Sub Nt,
 10.875%, 3/15/06                            650      731,250   0.4
United Stationers Supply Co., Sr Nt,
 12.75%, 5/1/05                              833      949,620   0.6
                                                 ------------   ---
                                                    6,633,995   3.8
CABLE TELEVISION -- 1.8%
Fundy Cable Ltd., Sr Nt,
 11%, 11/15/05                             1,500    1,653,750   1.0
James Cable Partners L.P., Sr Nt,
 10.75%, 8/15/04                           1,250    1,325,000   0.8
                                                 ------------   ---
                                                    2,978,750   1.8

USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                             PERCENT
                                          PAR                OF NET
DESCRIPTION                              (000)     VALUE     ASSETS
--------------------------------------------------------------------

CHEMICALS/PLASTIC -- 7.6%
AEP Industries, Inc., Sr Sub Nt,
 9.875%, 11/15/07                        $1,000 $  1,027,500   0.6%
Applied Extrusion Technologies Inc.,
 Sr Unsecd Nt, 11.5%, 4/1/02              1,500    1,582,500   0.9
Berry Plastics Corp., Sr Sub Nt,
 12.25%, 4/15/04                          1,400    1,519,000   0.9
Envirodyne Industries, Inc., Sr Nt,
 12%, 6/15/00                             1,500    1,593,750   0.9
Indesco International, Inc., Sr Sub Nt,
 9.75%, 4/15/08/2/                        1,500    1,485,000   0.9
Philipp Brothers Chemical, Sr Sub Nt,
 9.875%, 6/1/08/2/                        1,000    1,006,250   0.6
Polymer Group, Inc., Co Gtd,
 9%, 7/1/07                               1,500    1,516,875   0.9
Portola Packaging Inc., Sr Nt,
 10.75%, 10/1/05                          1,250    1,315,625   0.7
Printpack Inc., Sr Sub Nt,
 10.625%, 8/15/06                         1,000    1,070,000   0.6
Tekni-Plex Inc., Sr Sub Nt,
 9.25%, 3/1/08                            1,000    1,000,000   0.6
                                                ------------   ---
                                                  13,116,500   7.6
CLOTHING & TEXTILE -- 1.2%
Coyne International Enterprises Corp.,
 Sr Sub Nt, 11.25%, 6/1/08/2/             1,500    1,503,750   0.9
US Leather, Inc., Sr Nt,
 10.25%, 7/31/03/4/                       1,250      500,000   0.3
                                                ------------   ---
                                                   2,003,750   1.2
CONGLOMERATE -- 0.2%
Siebe Inc., Sr Sec Nt,
 11.22%, 1/29/01/3/                         417      416,862   0.2
                                                ------------   ---
CONTAINERS & GLASS PRODUCTS -- 0.6%
Graham Packaging,
 Floating Rate Note, 1/15/08/2/           1,000    1,000,000   0.6
                                                ------------   ---
COSMETICS/TOILETRIES -- 0.6%
JB Williams Holdings Inc., Sr Nt,
 12%, 3/1/04                              1,000    1,020,000   0.6
                                                ------------   ---

                                                                     PERCENT
                                                  PAR                OF NET
DESCRIPTION                                      (000)     VALUE     ASSETS
----------------------------------------------------------------------------

DRUGS -- 1.0%
NBTY, Inc., Sr Sub Nt,
 8.625%, 9/15/07                                 $1,000 $  1,015,000   0.6%
Twin Laboratories, Inc., Co Gtd,
 10.25%, 5/15/06                                    650      702,000   0.4
                                                        ------------   ---
                                                           1,717,000   1.0
ECOLOGICAL SERVICES & EQUIPMENT -- 1.0%
ICF Kaiser International Inc., Sr Sub Nt
 13%, 12/31/03                                      750      817,500   0.5
Norcal Waste Systems, Co Gtd,
 13.5%, 11/15/05                                    750      862,500   0.5
                                                        ------------   ---
                                                           1,680,000   1.0
ELECTRONICS/ELECTRIC -- 5.8%
Airxcel, Inc., Sr Sub Nt,
 11%, 11/15/07                                    1,000    1,047,500   0.6
Communications Instruments, Inc.,
 Sr Sub Nt, 10%, 9/15/04                          1,250    1,275,000   0.7
Dynatech, Sr Sub Nt,
 9.75%, 5/15/08/2/                                1,000    1,017,500   0.6
Elgar Holdings, Inc., Sr Nt,
 9.875%, 2/1/08/2/                                1,500    1,395,000   0.8
Jordan Telecommunication Products, Inc., Sr Nt,
 9.875%, 8/1/07                                   1,750    1,785,000   1.0
Plantronics Inc., Sr Nt,
 10%, 1/15/01                                       800      824,000   0.5
Viasystems, Inc., Sr Sub Nt,
 9.75%, 6/1/07                                    1,000      987,500   0.6
Viasystems, Inc., Sr Sub Nt Add-On,
 9.75%, 6/1/07                                      500      493,750   0.3
Wesco Distribution, Inc., Sr Sub Nt,
 9.125%, 6/1/08/2/                                1,250    1,237,500   0.7
                                                        ------------   ---
                                                          10,062,750   5.8
EQUIPMENT LEASING -- 1.7%
Coinmach Corp., Ser D Sr Nt,
 11.75%, 11/15/05                                 1,700    1,887,000   1.1
United Rentals, Inc., Sr Sub Nt,
 9.5%, 6/1/08/2/                                  1,000    1,040,000   0.6
                                                        ------------   ---
                                                           2,927,000   1.7
FARMING/AGRIGULTURE -- 0.6%
GSI Group, Inc., Sr Sub Nt,
 10.25%, 11/1/07                                  1,000    1,050,000   0.6
                                                        ------------   ---

USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              PERCENT
                                           PAR                OF NET
DESCRIPTION                               (000)     VALUE     ASSETS
---------------------------------------------------------------------

FINANCIAL INTERMEDIARIES -- 0.6%
Amresco, Inc., Sr Nt,
 8.75%, 7/1/99                            $1,000 $  1,005,000   0.6%
                                                 ------------   ---
FOOD/DRUG RETAILERS -- 1.5%
Grand Union Co., Sr Nt,
 12%, 9/1/04/4/                            1,500      873,750   0.5
Great American Cookie Co., Sr Nt,
 10.875%, 1/15/01                          1,750    1,811,250   1.0
                                                 ------------   ---
                                                    2,685,000   1.5
FOOD SERVICE -- 6.9%
Advantica Restaurant Group, Inc., Sr Nt,
 11.25%, 1/15/08                           1,087    1,155,461   0.7
American Restaurant Group, Inc., Sr Nt,
 11.5%, 2/15/03/2/                         1,250    1,250,000   0.7
American Rice, Inc., Bank Debt,
 11%, 5/31/99                                843      766,728   0.4
Foodmaker Corp., Sr Nt,
 9.75%, 11/1/03                            1,000    1,057,500   0.6
Fresh Foods, Inc., Sr Nt,
 10.75%, 6/1/06/2/                         1,250    1,250,000   0.7
Host Marriott Travel Plaza, Sr Nt,
 9.5%, 5/15/05                             1,250    1,318,750   0.8
Planet Hollywood International, Inc.,
 Sr Sub Nt, 12%, 4/1/05                    1,000      905,000   0.5
Richmont Marketing, Sr Sub Nt,
 10.125%, 12/15/07/2/                      1,500    1,522,500   0.9
Specialty Foods Corp., Sr Nt,
 11.125%, 10/1/02                          1,500    1,470,000   0.9
TPI Enterprises, Sub Deb,
 8.25%, 7/15/02                            1,440    1,195,200   0.7
                                                 ------------   ---
                                                   11,891,139   6.9
FOREST PRODUCTS -- 1.9%
Ainsworth Lumber Co. Ltd., Sr Nt,
 12.5%, 7/15/07                            1,500    1,612,500   0.9
Crown Packaging, Ltd., Ser B Sr Nt,
 10.75%, 11/1/00                           2,000    1,750,000   1.0
                                                 ------------   ---
                                                    3,362,500   1.9
HEALTH CARE -- 1.3%
Fisher Scientific International, Inc.,
 Sr Sub Nt, 9%, 2/1/08                     1,250    1,240,625   0.7
Rural/Metro Corp., Sr Nt,
 7.875%, 3/15/08/2/                        1,000      957,500   0.6
                                                 ------------   ---
                                                    2,198,125   1.3

                                                                       PERCENT
                                                    PAR                OF NET
DESCRIPTION                                        (000)     VALUE     ASSETS
------------------------------------------------------------------------------

HOME FURNISHINGS -- 0.8%
Decorative Home Accents, Inc., Sr Nt,
 13%, 6/30/02/4/                                   $1,000 $    300,000   0.2%
Home Products Intl, Inc., Sr Sub Nt,
 9.625%, 5/15/08/2/                                 1,000      995,000   0.6
                                                          ------------   ---
                                                             1,295,000   0.8
HOTEL & CASINOS -- 5.4%
Aladdin Gaming, Sr Disc Nt w/ warrant,
 0/13.5%, 3/1/10                                    2,750    1,278,750   0.7
Alliance Gaming Corp., Sr Sub Nt,
 10%, 8/1/07                                        1,500    1,496,250   0.9
Club Regina, Sr Nt w/ warrant,
 13%, 12/1/04/2/                                      675      718,875   0.4
Fitzgeralds Gaming Corporation,
 Sr Sec Nt, 12.25%, 12/15/04/2/                     1,000      980,000   0.6
Hollywood Park, Inc., Sr Sub Nt,
 9.5%, 8/1/07                                       1,250    1,281,250   0.7
Majestic Star Casino LLC, Sr Nt,
 12.75%, 5/15/03                                      500      546,250   0.3
Showboat Marina Casino, 1st Mtg,
 13.5%, 3/15/03                                       500      580,000   0.3
Station Casinos, Inc.,
 Sr Sub Nt, 9.625%, 6/1/03                          1,097    1,135,395   0.7
Trump Atlantic City Assoc./Funding, Inc., Co Gtd,
 11.25%, 5/1/06                                     1,500    1,455,000   0.8
                                                          ------------   ---
                                                             9,471,770   5.4
INDUSTRIAL EQUIPMENT -- 3.5%
Anchor Lamina, Inc., Sr Sub Nt,
 9.875%, 2/1/08                                     1,000      980,000   0.6
Elgin National Industries, Sr Nt,
 11%, 11/1/07                                       1,000    1,060,000   0.6
International Knife & Saw, Sr Sub Nt,
 11.375%, 11/15/06                                  2,250    2,385,000   1.4
Specialty Equipment Co., Sr Sub Nt,
 11.375%, 12/1/03                                   1,000    1,070,000   0.6
Spin Cycle, Inc., Sr Disc Nt
 w/ warrants, 0/12.75%, 5/1/05/2/                     750      532,500   0.3
                                                          ------------   ---
                                                             6,027,500   3.5

USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                        PERCENT
                                     PAR                OF NET
DESCRIPTION                         (000)     VALUE     ASSETS
---------------------------------------------------------------

LEISURE -- 1.9%
Bally Total Fitness Holding Corp.,
 Sr Sub Nt, 9.875%, 10/15/07        $1,500 $  1,545,000   0.9%
Guitar Center Mgmt., Sr Nt,
 11%, 7/1/06                         1,520    1,679,600   1.0
                                           ------------   ---
                                              3,224,600   1.9
NON-FERROUS METALS -- 1.7%
Easco Corp., Sr Nt,
 10%, 3/15/01                        1,000    1,020,000   0.6
Echo Bay Mines Ltd., Jr
 Sub Debs, 11%, 4/1/27               1,000      840,000   0.5
Renco Metals Inc., Sr Nt,
 11.5%, 7/1/03                       1,000    1,070,000   0.6
                                           ------------   ---
                                              2,930,000   1.7
OIL & GAS -- 2.7%
Costilla Energy, Inc., Sr Nt,
 10.25%, 10/1/06                     1,000    1,015,000   0.6
Giant Industries Inc., Sr Sub Nt,
 9%, 9/1/07                          1,500    1,539,375   0.9
Mariner Energy, Inc., Sr Sub Nt,
 10.5%, 8/1/06                       1,000    1,015,000   0.6
Northern Offshore ASA, Sr Nt,
 10%, 5/15/05/2/                     1,000      955,000   0.6
                                           ------------   ---
                                              4,524,375   2.7
PUBLISHING -- 3.8%
The Learning Co., Inc., Sr Nt,
 5.5%, 11/1/00                       1,000      956,250   0.5
Perry-Judd, Sr Sub Nt,
 10.625%, 12/15/07/2/                1,500    1,575,000   0.9
RH Donnelley, Inc., Sr Sub Nt,
 9.125%, 6/1/08/2/                   1,000    1,017,500   0.6
Sun Media Corp., Sr Sub Nt,
 9.5%, 2/15/07                       1,750    1,855,000   1.1
Young America Corp., Sr Sub Nt,
 11.625%, 2/15/06/2/                 1,250    1,225,000   0.7
                                           ------------   ---
                                              6,628,750   3.8

                                                            PERCENT
                                         PAR                OF NET
DESCRIPTION                             (000)     VALUE     ASSETS
-------------------------------------------------------------------

RETAILERS -- 4.6%
Braun's Fashions Corp., Sr Nt,
 12%, 1/1/05                            $2,468 $  2,418,150   1.4%
Central Tractor Farm & Country, Sr Nt,
 10.625%, 4/1/07                         1,500    1,590,000   0.9
Frank's Nursery & Crafts, Sr Sub Nt,
 10.25%, 3/1/08/2/                       1,000    1,010,000   0.6
Herff Jones Inc., Sr Sub Nt,
 11%, 8/15/05                            1,250    1,375,000   0.8
Travelcenters of America, Sr Sub Nt,
 10.25%, 4/1/07                          1,500    1,567,500   0.9
                                               ------------   ---
                                                  7,960,650   4.6
STEEL -- 0.6%
Algoma Steel Inc., 1st Mtg,
 12.375%, 7/15/05                        1,000    1,120,000   0.6
                                               ------------   ---
TRANSPORTATION -- 3.6%
Greyhound Lines, Inc., Sr Nt,
 11.5%, 4/15/07                          1,500    1,665,000   1.0
Holt Group, Sr Nt,
 9.75%, 1/15/06/2/                       1,000    1,000,000   0.6
Moran Transport Co., 1st Mtg,
 11.75%, 7/15/04                         1,500    1,650,000   1.0
Trism Inc., Sr Sub Nt,
 10.75%, 12/15/00                        2,000    1,740,000   1.0
                                               ------------   ---
                                                  6,055,000   3.6

USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        PERCENT
                                                     PAR                OF NET
DESCRIPTION                                         (000)     VALUE     ASSETS
-------------------------------------------------------------------------------

TELECOMMUNICATIONS/CELLULAR
 COMMUNICATION -- 15.5%
Allegiance Telecom, Inc., Sr Disc Nt
 w/ warrant, 0/11.75%, 2/15/08/2/                   $1,000 $    511,250   0.3%
American Mobile Satellite Corp., Sr Nt w/ warrant,
 12.25%, 4/1/08/2/                                   1,000      940,000   0.5
Arch Communications Group, Inc.,
 Sr Nt, 12.75%, 7/1/07/2/                              500      503,125   0.3
Arch Communications Group, Inc.,
 Sr Nt, 14%, 11/1/04                                 1,000    1,100,000   0.6
Centennial Cellular,
 Sr Nt, 8.875%, 11/1/01                              1,000    1,038,750   0.6
Convergent Communications,
 Sr Nt w/ warrant, 13%, 4/1/08/2/                    1,000      960,000   0.6
DTI Holdings, Inc., Sr Disc Nt
 w/ warrant, 0/12.5%, 3/1/08/2/                      2,750    1,485,000   0.9
Esprit Telecom Group, plc, Sr Nt, 11.5%, 12/15/07    1,000    1,030,000   0.6
FaciliCom International, Sr Nt,
 10.5%, 1/15/08/2/                                   1,500    1,477,500   0.9
Focal Communications Corp.,
 Sr Disc Nt, 0/12.125%, 2/15/08/2/                   1,000      596,250   0.3
GCI, Inc., Sr Nt,
 9.75%, 8/1/07                                       1,500    1,575,000   0.9
Iridium LLC and Iridium Capital Corp., Sr Nt, 13%,
 7/15/05                                             1,000    1,072,500   0.6
IXC Communications, Inc., Sr Sub Nt, 9%,
 4/15/08/2/                                          1,000    1,002,500   0.6
Metrocall Inc., Sr Sub Nt,
 10.375%, 10/1/07                                    2,000    2,070,000   1.2
MobileMedia Communications, Inc., Bank Debt,
 10.25%, 11/1/07/5/                                  2,000    1,895,000   1.1
MobileMedia Communications, Inc.,
 Sr Sub Nt, 9.375%, 11/1/07/4/                       1,225      392,000   0.2
Nextlink Communications, Sr Nt, 9.625%, 10/1/07      1,000    1,025,000   0.6
Paging Network do Brasil Holding Co. LLC, Sr Nt,
 13.5%, 6/6/05                                         500      428,125   0.2
Pathnet, Inc., Sr Nt w/ warrants, 12.25%,
 4/15/08/2/                                          1,000    1,060,000   0.6
Phonetel Technologies, Inc., Sr Nt, 12%, 12/15/06    2,300    2,300,000   1.3
PSINet, Inc., Sr Nt,
 10%, 2/15/05                                        1,250    1,275,000   0.7

                                                                    PERCENT
                                                  PAR               OF NET
DESCRIPTION                                      (000)     VALUE    ASSETS
---------------------------------------------------------------------------
Rural Cellular Corp., Sr Sub Nt,
 9.625%, 5/15/08/2/                              $1,500 $ 1,500,000   0.9%
Winstar Equipment Corp.,
 Co Gtd Sr Sec, 12.5%, 3/15/04                    1,500   1,698,750   1.0
                                                        -----------  ----
                                                         26,935,750  15.5
TOTAL CORPORATE DEBT SECURITIES
 (amortized cost $163,222,955)                          166,550,541  96.5
                                                        -----------  ----
EQUITY INVESTMENTS -- 2.7%
Concentric Network Corp., Pfd,
 13.5% PIK, 6/1/10/2/                             1,000     995,000   0.6
Glasstech, Inc., Warrants 6/30/04/1/              1,000       1,250   0.0
Gulf States Steel, Warrants 4/15/03/1/              500           5   0.0
ICF Kaiser International,
 Warrants 12/31/98/1/                             7,200         720   0.0
International Wireless Communications, Warrants   1,000          10   0.0
Iridium LLC and Iridium Capital Corp., Warrants
 7/15/05/1/                                       1,000     205,000   0.1
Optel, Inc., Class C Common Stock/1/                750       3,000   0.0
Orion Network Systems,
 Warrants 1/15/07/1/                              1,250       1,875   0.0
Paging Network do Brasil Holding Co. LLC,
 Warrants/1/                                        500           0   0.0
Paxson Communications, Pfd,
 12.5% PIK, 10/31/06                              2,391   2,486,250   1.4
Rural Cellular Corp., Pfd,
 11.375% PIK, 5/15/10/2/                          1,000   1,002,500   0.6
Sabreliner Corp., Warrants 4/15/03/1/               500       7,500   0.0
San Jacinto Holdings, Common Stock                2,246       2,246   0.0
                                                        -----------  ----
TOTAL EQUITY INVESTMENTS
 (cost $4,422,813)                                        4,705,356   2.7

USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONCLUDED)
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                      PERCENT
                                                  PAR                 OF NET
DESCRIPTION                                      (000)     VALUE      ASSETS
-----------------------------------------------------------------------------
SECURITIES LENDING PROGRAM ASSETS
Lehman Corp.
 6.80%, dated 6/30/98,
 matures 7/1/98,
 repurchase price $5,000,000                     $5,000 $  5,000,000     2.9%
Salomon Brothers Corp.
 6.72%, dated 6/30/98,
 matures 7/1/98,
 repurchase price $5,000,000                      5,000    5,000,000     2.9
Lehman Brothers Holdings, Inc.
 MTN Tranche #TR00291,
 dated 3/3/98, daily resettable floating rate
 due 3/3/00 (at amortized cost)                   1,000      999,810     0.6
                                                        ------------   -----
                                                          10,999,810     6.4
TOTAL INVESTMENTS
 (amortized cost $178,645,578)                          $182,255,707   105.6
PAYABLE UPON RETURN OF SECURITIES LOANED                 (10,999,810)   (6.4)

OTHER ASSETS IN EXCESS OF LIABILITIES                      1,283,963     0.8
                                                        ------------   -----
NET ASSETS                                              $172,539,860   100.0
LESS: OUTSTANDING PREFERRED STOCK                        (49,000,000)
                                                        ------------
NET ASSETS APPLICABLE TO 7,104,829 SHARES OF COMMON
 STOCK OUTSTANDING                                      $123,539,860
                                                        ============
NET ASSET VALUE PER COMMON SHARE
 ($123,539,860 / 7,104,829)                                   $17.39
                                                              ======
-----------------------------------------------------------------------------

/1/ Non-income producing security.
/2/ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $42,353,250 or 24.2% of net assets.
/3/ Board valued security. These securities amounted to $2,416,862 or 1.4% of net assets.
/4/ Security is in default.
/5/ When-issued security.
--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Interest (Includes $36,900 of income related to security lending activities)...................................................... $ 9,319,346
EXPENSES:
 Investment advisory fee (Note 5)..................................     868,763
 Administrative fee (Note 5).......................................      86,876
 Printing, postage and other.......................................      42,737
 Custodian, transfer agent and accounting fees (Note 5)............      34,531
 Directors' fees...................................................      27,425
 Legal fees........................................................      19,197
 Audit fee.........................................................      19,197
 Insurance.........................................................       8,685
                                                                    -----------
  Total Expenses...................................................   1,107,411
                                                                    -----------
  Net Investment Income............................................   8,211,935
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
 Net realized gain on investments..................................   2,121,687
 Net unrealized appreciation/(depreciation) on investments.........  (2,606,726)
                                                                    -----------
  Net realized and unrealized gain/(loss) on investments...........    (485,039)
                                                                    -----------
Net increase in net assets resulting from operations...............   7,726,896
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS............................  (1,743,750)
                                                                    -----------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
 RESULTING FROM OPERATIONS AND DISTRIBUTIONS TO PREFERRED
 STOCKHOLDERS...................................................... $ 5,983,146
                                                                    ===========

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     FOR THE SIX   FOR THE YEAR
                                                    MONTHS ENDED      ENDED
                                                    JUNE 30, 1998  DECEMBER 31,
                                                     (UNAUDITED)       1997
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
 Net investment income............................. $  8,211,935   $ 14,719,598
 Net realized gain on investments..................    2,121,687      3,055,834
 Net unrealized appreciation/(depreciation) on
  investments......................................   (2,606,726)     1,368,510
                                                    ------------   ------------
Net increase in net assets resulting from
 operations........................................    7,726,896     19,143,942
                                                    ------------   ------------
DISTRIBUTIONS TO STOCKHOLDERS FROM:
 Preferred dividends of $0.71 and $1.42 per share,
  respectively.....................................   (1,743,750)    (3,291,554)
 Common dividends:
  Net investment income of $0.85 and net investment
   income and short-term gains of $1.715 per share,
   respectively....................................   (6,035,502)   (11,258,184)
  Net realized long-term gains of $0.165 per
   share...........................................          --      (1,169,032)
                                                    ------------   ------------
Total decrease in net assets from distributions to
 stockholders......................................   (7,779,252)   (15,718,770)
                                                    ------------   ------------
FUND SHARE TRANSACTIONS
 (NOTES 2 AND 3):
 Net proceeds from issuance of preferred stock.....          --      15,858,554
 Value of 8,422 and 24,915 shares issued in
  reinvestment of dividends, respectively..........      150,010        428,876
 Net proceeds from 2,079,850 shares of common stock
  issued in rights offering after deducting
  $1,121,753 of offering expenses..................          --      32,675,810
                                                    ------------   ------------
Total increase in net assets derived from fund
 share transactions................................      150,010     48,963,240
                                                    ------------   ------------
Total net increase in net assets...................       97,654     52,388,412
NET ASSETS:
 Beginning of period...............................  172,442,206    120,053,794
                                                    ------------   ------------
 End of Period..................................... $172,539,860   $172,442,206
                                                    ============   ============

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

USF&G PACHOLDER FUND, INC.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.)
-------------------------------------------------------------------------------

                          FOR THE SIX
                          MONTHS ENDED
                            JUNE 30,                      YEAR ENDED DECEMBER 31,
                              1998              ------------------------------------------
                          (UNAUDITED)     1997       1996       1995      1994      1993
------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....      $17.40       $17.44     $16.02     $16.86   $19.23    $18.52
                           ---------    ---------  ---------  ---------  -------   -------
Net investment income...        1.16         2.22       2.16       2.19     2.12      2.48
Net realized and
 unrealized gain/(loss)
 on investments.........       (0.07)        0.83       1.42      (0.06)   (1.64)     1.42
                           ---------    ---------  ---------  ---------  -------   -------
Net increase in net
 asset value resulting
 from operations........        1.09         3.05       3.58       2.13     0.48      3.90
                           ---------    ---------  ---------  ---------  -------   -------
DISTRIBUTIONS TO
 STOCKHOLDERS FROM:
Preferred dividends.....       (0.25)       (0.49)     (0.46)     (0.29)   (0.24)    (0.38)
Common:
 Net investment income
  and short-term gains..       (0.85)       (1.72)     (1.70)     (1.90)   (1.92)    (2.09)
 Net realized long-term
  gains.................         --         (0.16)       --         --       --      (0.21)
                           ---------    ---------  ---------  ---------  -------   -------
Total distributions to
 preferred and common
 stockholders...........       (1.10)       (2.37)     (2.16)     (2.19)   (2.16)    (2.68)
                           ---------    ---------  ---------  ---------  -------   -------
CAPITAL CHANGE RESULTING
 FROM THE ISSUANCE OF
 FUND SHARES:
Common Shares...........         --         (0.69)       --       (0.67)   (0.69)    (0.51)
Preferred Shares........         --         (0.03)       --       (0.11)     --        --
                           ---------    ---------  ---------  ---------  -------   -------
                                 --         (0.72)       --       (0.78)   (0.69)    (0.51)
                           ---------    ---------  ---------  ---------  -------   -------
Net asset value, end of
 period.................      $17.39       $17.40     $17.44     $16.02   $16.86    $19.23
                           =========    =========  =========  =========  =======   =======
Market value per share,
 end of period..........      $18.25       $18.19     $17.88     $17.38   $16.75    $21.25
                           =========    =========  =========  =========  =======   =======
TOTAL INVESTMENT RETURN:
Based on market value
 per share (1)..........        5.24%       13.23%     14.37%     16.04%  (11.12%)   22.41%
Based on net asset value
 per share (2)..........        4.83%       15.44%     20.40%     10.68%    0.72%    20.27%
RATIOS TO AVERAGE NET
 ASSETS (3):
 Expenses...............        1.26%*       1.47%      1.80%      0.86%    1.64%     1.81%
 Net investment income..        9.37%*       8.92%      9.21%     10.45%   10.17%    10.33%
SUPPLEMENTAL DATA:
Net assets at end of
 period, net of
 preferred stock (000)..    $123,540     $123,442    $87,054    $79,596  $58,925   $44,458
Average net assets
 during period, net of
 preferred stock (000)..    $126,200     $118,893    $83,074    $79,614  $59,002   $43,275
Portfolio turnover
 rate...................          44%         116%        76%        83%     102%       97%
Number of preferred
 shares outstanding at
 end of period..........   2,450,000    2,450,000  1,650,000  1,650,000    8,600     9,400
Asset coverage per share
 of preferred stock
 outstanding at end of
 period.................         $70          $70        $73        $66   $7,852    $5,730
Liquidation and average
 market value per share
 of preferred stock.....         $20          $20        $20        $20   $1,000    $1,000
---------------------------------------------------------------------------------------------------

*    Annualized
/1/  Total investment return excludes the effects of commissions.
/2/ Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.
/3/ Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of both the common and preferred shareholders.
See accompanying Notes to Financial Statements.

USF&G PACHOLDER FUND, INC.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES -- USF&G Pacholder Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks a high level of total re-turn through current income and capital appreciation by investing primarily in high yield, lower rated fixed-income securities of domestic companies. The Fund was incorporated under the laws of the State of Maryland in August, 1988.

 The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

 A. SECURITY VALUATIONS -- Portfolio securities are priced at the bid side of the market by an independent pricing service. Restricted securities, portfo-lio securities not priced by the independent pricing service and other as-sets are valued at fair value as determined under procedures established by the Board of Directors. At June 30, 1998, there were board valued securities of $2,416,862 or 1.4% of net assets as of such date. Short-term obligations with remaining maturities of 60 days or less at the date of purchase are valued at amortized cost.

 B. FEDERAL TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all of its net investment income and realized gains on securities transactions. Therefore, no provi-sion for federal tax is required.

 C. SECURITIES TRANSACTIONS -- Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on an identified cost basis. Interest income is recorded on an accrual basis. The Fund amortizes discounts or premiums on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. The Fund has elected to defer the accretion of market discount until disposition of the security.

 D. SECURITY LENDING -- The Fund lends its securities to approved brokers to earn additional income and receives cash as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned secu-rities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

 E. WHEN, AS AND IF ISSUED SECURITIES -- The Fund may engage in "when-issued" or "delayed delivery" transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liq-uid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market weekly and begin earning interest on the settlement date. The "when-issued" or "delayed delivery" purchase commitments included in the portfolio of investments totaled $1,912,500 as of June 30, 1998.

 F. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and ex-penses are accrued at least weekly. Dividends to stockholders are paid from net investment income quarterly, and distributions of net realized capital gains, if any, are paid at least annually. Dividends to preferred stockhold-ers are accrued at least weekly and are paid quarterly from net investment income.

 G. ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabil-ities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses dur-ing the reporting period. Actual results could differ from those estimates.

2. COMMON STOCK -- At June 30, 1998, there were 47,550,000 shares of common stock with a $.01 par value authorized and 7,104,829 shares outstanding. Dur-ing the six months ended June 30, 1998, the Fund issued 8,422 shares of com-mon stock in connection with its dividend reinvestment plan.

 On March 14, 1997, the Fund issued 2,079,850 shares of common stock at $16.25 per share as part of a rights offering for the common stockholders of the Fund. Expenses related to the rights offering totaling $1,121,753 were re-corded as a reduction of the proceeds of the offering. These expenses in-cluded $304,178 paid to Winton Associates, Inc., a wholly-owned subsidiary of Pacholder Associates, Inc. (an affiliate of the Fund's investment advisor), for financial and advisory services, including advising the Fund regarding the structure of the rights offering and the materials utilized therewith, coordinating the distribution arrangements for the rights offering, and pro-viding information and support services to soliciting broker-dealers.

3. PREFERRED STOCK -- On March 3, 1997, the Fund exchanged 1,650,000 shares of Series A Cumulative Preferred Stock and issued 800,000 shares of Series B Cu-mulative Preferred Stock in a private sale at an offering price of $20 per share. Dividends on these shares are payable quarterly at an annual rate of 7.15% for the Series A

USF&G PACHOLDER FUND, INC.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 shares and 7.05% for the Series B shares. The Fund is required to maintain certain asset coverage, other financial tests and restrictions as set forth in the Fund's Articles Supplementary Creating and Fixing the Rights of Cumu-lative Preferred Stock. The preferred stock is subject to mandatory redemp-tion on March 2, 2002, at a redemption price equal to $20 per share, plus ac-cumulated and unpaid dividends. The preferred stock is also subject to special mandatory redemption at a redemption price of $20 per share, plus ac-cumulated and unpaid dividends and a premium, as defined, if the Fund is not in compliance with the required coverage, tests and restrictions. In general, the holders of the preferred stock and the common stock vote together as a single class, except that the preferred stockholders, as a separate class, vote to elect two members of the Board of Directors, and separate votes are required on certain matters that affect the respective interests of the pre-ferred stock and common stock. The preferred stock has a liquidation prefer-ence of $20 per share, plus accumulated and unpaid dividends. The offering expenses of the preferred stock were $127,124, which were recorded as a re-duction of paid-in capital for common stockholders. These expenses included $60,000 paid to Winton Associates, Inc. for financial and advisory services, including advising the Fund regarding the structure of the preferred stock offering and the materials utilized therewith, and coordinating the arrange-ments of the preferred stock offering. At June 30, 1998, accrued preferred dividends were $871,875.

 On March 3, 1997, the Fund exchanged the 1,650,000 outstanding shares of the 6.95% Cumulative Preferred Stock which was subject to mandatory redemption on August 1, 2000. The expenses related to the transaction were $14,322, which were recorded as a reduction of paid-in capital for common stockholders.

4. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of securities (ex-cluding commercial paper) for the six months ended June 30, 1998 aggregated $83,800,356 and $78,573,456, respectively.

 At June 30, 1998, the federal income tax basis of securities was $167,645,655; unrealized appreciation aggregated $3,610,129, of which $5,683,690 related to appreciated securities and $2,073,561 related to depre-ciated securities.

5. TRANSACTIONS WITH INVESTMENT ADVISOR, ADMINISTRATOR AND ACCOUNTING SERVICES AGENT -- The Fund has an investment advisory agreement with Pacholder & Com-pany (the "Advisor") pursuant to which the Advisor serves as the Fund's in-vestment advisor. The Fund pays the Advisor an advisory fee that varies based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the CS First Boston High Yield Index (TM). The fee, which is accrued at least weekly and paid quarter-ly, ranges from a maximum of 1.40% to a minimum of 0.40% (on an annualized basis) of the average weekly net assets of the Fund.

 For the six months ended June 30, 1998, the Fund's total return was 4.83%. For the same period, the total return of the CS First Boston High Yield
 Index (TM) was 4.31%. For the period ended June 30, 1998, the advisory fee is calculated based on 0.98% of average weekly net assets of the Fund. Certain officers and directors of the Fund are also members of the Executive Commit-tee of the Advisor. At June 30, 1998, accrued advisory fees were $89,097.

 The Fund has an administrative services agreement with Kenwood Administrative Management, L.P. ("KAM") (an affiliate of the Advisor) pursuant to which KAM provides certain administrative services to the Fund. Under the agreement, KAM receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.10% of the average weekly net assets of the Fund. At June 30, 1998, accrued administrative fees were $14,398.

 The Fund has an agreement with Pacholder Associates, Inc. (an affiliate of the Advisor) to provide portfolio accounting and pricing services to the Fund. Under the agreement, Pacholder Associates, Inc. receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.025% of the first $100 million of the Fund's average weekly net assets and 0.015% of such assets in excess of $100 million. At June 30, 1998, accrued account-ing fees were $5,539.

6. NET ASSETS CONSIST OF:

                                                       JUNE 30,
                                                         1998     DECEMBER 31,
                                                     (UNAUDITED)      1997
                                                     ------------ ------------
Common Stock
 ($.01 par value)................................... $     71,048 $     70,964
Preferred Stock.....................................   49,000,000   49,000,000
Paid-in capital.....................................  117,018,293  116,868,368
Undistributed net investment income.................      705,740      273,056
Accumulated net realized gain/(loss) on
 investments........................................    2,134,650       12,963
Unrealized appreciation on investments..............    3,610,129    6,216,855
                                                     ------------ ------------
                                                     $172,539,860 $172,442,206
                                                     ============ ============

                                     USF&G
                              PACHOLDER FUND, INC.
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS


 William J. Morgan                              John F. Williamson
 Chairman and Treasurer                         Director

 Daniel A. Grant                                George D. Woodard
 Director                                       Director

 Anthony L. Longi, Jr.                          James E. Gibson
 President                                      Senior Vice President

 James P. Shanahan, Jr.                         Mark H. Prenger
 Secretary                                      Assistant Treasurer


                             INVESTMENT OBJECTIVE
            A closed-end fund seeking a high level of total return
              through current income and capital appreciation by
    investing primarily in high yield, lower rated fixed-income securities of domestic companies.

                              INVESTMENT ADVISOR
                             Pacholder & Company

                                ADMINISTRATOR
                   Kenwood Administrative Management, L.P.

                                  CUSTODIAN
                               Star Bank, N.A.

                                TRANSFER AGENT
                               Fifth Third Bank

                                LEGAL COUNSEL
                            Piper & Marbury L.L.P.

                             INDEPENDENT AUDITORS
                            Deloitte & Touche LLP

                              EXECUTIVE OFFICES
                          USF&G Pacholder Fund, Inc.
                               Bank One Towers
                             8044 Montgomery Road
                                  Suite 382
                            Cincinnati, Ohio 45236
                                (513) 985-3200

--------------------------------------------------------------------------------

   This report is sent to the shareholders of USF&G Pacholder Fund, Inc. for their information. It is not a prospectus, offering circular or other representation intended for use in connection with the purchase or sale of shares of the Fund or any securities mentioned in this report.

--------------------------------------------------------------------------------

                                     USF&G
                              PACHOLDER FUND, INC.






                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998

--------------------------------------------------------------------------------